Exhibit 99.1

PRESS RELEASE

Cynapsus Therapeutics Completes Short-Form Amalgamation with Wholly-Owned Subsidiary

January 4, 2016

TORONTO – Cynapsus Therapeutics Inc. (“Cynapsus” or the “Company”) (NASDAQ: CYNA) (TSX: CTH), a specialty central nervous system (“CNS”) pharmaceutical company developing and preparing to commercialize a fast-acting, easy-to-use, sublingual thin film for the on-demand management of debilitating OFF episodes associated with Parkinson’s disease (“PD”), today announced that, in order to simplify the corporate structure of Cynapsus and to reduce administrative costs, effective January 1, 2016, it has completed a vertical short-form amalgamation pursuant to the Canada Business Corporations Act with its previously wholly-owned subsidiary, Adagio Pharmaceuticals Ltd. (“Adagio”). Pursuant to the amalgamation, all of the issued and outstanding shares of Adagio have been cancelled and the assets and liabilities of Adagio have been assumed by Cynapsus. No securities of Cynapsus were issued in connection with the amalgamation and the share capital of Cynapsus remains unchanged. The amalgamation will not have any significant effect on the business and operations of Cynapsus.

About Cynapsus

Cynapsus is a specialty CNS pharmaceutical company developing and preparing to commercialize a fast-acting, easy-to-use, sublingual thin film for the on-demand management of debilitating OFF episodes associated with PD. The Company recently completed a Phase 2 clinical trial for its product candidate, APL-130277, a sublingual formulation of apomorphine hydrochloride, or apomorphine. Apomorphine is the only molecule approved for acute, intermittent treatment of OFF episodes for advanced PD patients, but is currently only approved as a subcutaneous injection in the United States. APL-130277 is a “turning ON” medication designed to rapidly, safely and reliably convert a PD patient from the OFF to the ON state while avoiding many of the issues associated with subcutaneous delivery of apomorphine. It is designed to convert all types of OFF episodes, including morning OFF episodes, often considered the most difficult to treat. Cynapsus has initiated its Phase 3 clinical program for APL-130277, relying on the abbreviated Section 505(b)(2) regulatory pathway in the United States, and the Company intends to submit a new drug application (“NDA”) in 2016.

Contact Information

Company Contact:

Kristen Galfetti

Vice President, Investor Relations

(416) 703-2499 x246

kgalfetti@cynapsus.ca

Media Contact:

Russo Partners LLC

Matt Middleman

(212) 845-4272

matt.middleman@russopartnersllc.com

Forward-Looking Statements

This announcement contains "forward-looking statements" within the meaning of applicable securities laws, including without limitation, the benefits and effects of the amalgamation with Adagio and filing an NDA with the United States Food and Drug Administration in 2016. These forward-looking statements include information about possible or assumed future results of the Company’s business, financial condition, results of operations, liquidity, plans and objectives. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions. These forward-looking statements are based on the Company’s current expectations and beliefs and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ from those anticipated in such forward-looking statements as a result of risks and uncertainties, and include, but are not limited to, those factors identified under the caption “Risk Factors” in the Company’s Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”) on November 12, 2015 and its other filings and reports in the United States with the SEC available on the SEC’s web site at www.sec.gov, and in Canada with the various Canadian securities regulators, which are available online at www.sedar.com. Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes or otherwise, except as required by law.

Neither the NASDAQ nor the TSX has approved or disapproved of the contents of this press release.

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